RIGHT OF FIRST REFUSAL AGREEMENT
                        --------------------------------

                  THIS RIGHT OF FIRST REFUSAL AGREEMENT (this "Agreement"), made and entered into as of the 10th day of June, 1996, by and between THE HOMESTEAD OF GARDEN CITY, L.C., a Kansas limited liability company having an address c/o The Homestead Company, L.C., 155 North Market, Suite 910, Wichita, Kansas 67202,
Attention: Mr. Jack West, as landlord ("Landlord"), and INTEGRATED LIVING COMMUNITIES AT GARDEN CITY, INC., a Delaware corporation having an office at 10065 Red Run Boulevard, Owings Mills, Maryland 21117, as tenant ("Tenant").

                           W I T N E S S E T H: That;
                           --------------------

                  WHEREAS, Landlord and Tenant are parties to a certain Lease Agreement dated of even date herewith (the "Lease") covering the Facility known as "The Homestead at Garden City;" and

                  WHEREAS, in consideration for Tenant's agreement to lease the Demised Premises under the Lease, Landlord has agreed to grant Tenant a right of first refusal to purchase the Demised Premises described in the Lease, which includes the Land described on Exhibit A hereto.

                  NOW, THEREFORE, for good and valuable consideration including, without limitation, the rents and mutual covenants and agreements contained in the Lease, the parties agree as follows:

                  1. Grant of Right of First Refusal. Landlord hereby grants to Tenant a right of first refusal to purchase the Demised Premises under the terms and conditions hereinafter set forth.

                  2. Notice of Offers. If at any time during the Lease Term Landlord receives a bona fide written Offer (as hereinafter defined) for the sale of the Demised Premises from any third person or entity which Landlord desires to accept, Landlord shall notify Tenant of such Offer in writing, which notification (the "Notice") shall contain a copy of the bona fide written Offer. For purposes of this Agreement, an "Offer" shall mean any written instrument setting forth the terms pursuant to which such third party proposes to purchase the Demised Premises, including, without limitation, non-binding letters of intent.

                  3. Exercise of Right of First Refusal. Tenant shall have twenty (20) days after receipt of the Notice in which to elect to purchase the Demised Premises on the same terms and conditions as those contained in the Offer; provided, however, that the purchase price payable by Tenant or its designee shall be the purchase price set forth in the Offer or the purchase price that Tenant is required to pay under the Option Agreement, whichever is less. Such election shall be made by written notice to Landlord, accompanied by a check in the amount of the deposit set forth in the Offer, if any, and within thirty (30) days thereafter the parties shall enter into a formal contract herein, Landlord shall have the right to accept the Offer, but shall not accept any other offer at a lower price, or on terms materially more favorable to the third party purchaser than that contained in the Offer, without first again granting Tenant the right to purchase the Demised Premises as aforesaid. In the event Landlord does not accept the Offer within ninety (90) days after Tenant fails to exercise its right of first refusal with respect to the Demised Premises as granted herein, or within ninety (90) days after Tenant notifies Landlord that it declines to exercise its right of first refusal, or if the contract with the third party is thereafter terminated for any reason, Landlord shall again give Tenant the right to purchase the Demised Premises as set forth herein before accepting the Offer or any other bona fide written offer of any third party.

                  4. Transfer of Ownership Interests by Landlord. The right of first refusal contained herein shall not be applicable to transfers of ownership interests in Landlord provided that a majority interest in Landlord continues to be held in the aggregate by the members of Landlord which or who were members on the Commencement Date of the Lease.

                  5. Notices. All notices, requests, demands or other communications required or permitted under this Agreement shall be in writing and shall be either personally delivered evidenced by a signed receipt, transmitted by United States certified mail, return receipt requested, postage prepaid, or by a nationally recognized overnight delivery service, addressed as follows:

                  If to Landlord:      c/o The Homestead Company, L.C.
                                       155 North Market, Suite 910
                                       Wichita, Kansas 67202
                                       Attention:  Mr. Jack West

                  Copy to:             Foulston & Siefkin L.L.P.
                                       700 Fourth Financial Center
                                       Wichita, Kansas 67202
                                       Attention: Gary E. Knight, Esq.

                  If to Tenant:        c/o Integrated Living Communities, Inc.
                                       10065 Red Run Boulevard
                                       Owings Mills, Maryland 21117
                                       Attention: Mr. Ed Komp

                  Copies to:           Integrated Living Communities, Inc.
                                       10065 Red Run Boulevard
                                       Owings Mills, Maryland 21117
                                       Attention: Marshall A. Elkins, Esq.

                                       and

                                       Blass & Driggs

                                      461 Fifth Avenue
                                      New York, New York 10017
                                      Attention: Michael S. Blass, Esq.

                  All notices, requests, demands and other communications shall be effective (a) upon personal delivery evidenced by a signed receipt, (b) upon five (5) calendar days after being deposited in the United States mail or (c) on the next business day following timely deposit with a nationally recognized overnight delivery service, whichever occurs first. The time period in which a response to any such notice, request, demand or other communication must be given, however, shall commence to run from (i) the date of personal delivery evidenced by a signed receipt, (ii) the date of receipt on the return receipt of the notice, request, demand or other communication; provided, however, that if a party refuses delivery of any such notice, request, demand or other communication sent by certified mail, or fails or neglects, without reasonable cause, to accept delivery after three (3) attempts to so delivery by postal authorities, it shall be deemed received on the date of its last being deposited in the United States mail, or (iii) the date of delivery by a nationally recognized overnight delivery service. The parties hereto shall have the right, at any time to change their respective addresses for notices by giving the other party hereto written notice thereof.

                  6. Understanding and Agreements. This Agreement constitutes the entire understanding and agreements of whatsoever nature or kind existing between the parties with respect to Tenant's right of first refusal to purchase the Demised Premises from Landlord.

                  7. Amendment. This Agreement may be amended at any time and from time to time; provided, however, that no amendment to this Agreement shall be legally enforceable against Landlord or Tenant unless it is in writing, executed and acknowledged by both Landlord and Tenant.

                  8. Construction. This Agreement shall be construed in accordance with the laws of the State of Kansas.

                  9. Defined Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning as is ascribed to such terms in the Lease.

                  10. Binding Effect on Successors. Except as otherwise provided for herein, Landlord and Tenant expressly agree that, subject to the terms of this Agreement, all terms and conditions of this Agreement shall extend to and be binding upon or inure to the benefit of the heirs, executors, administrators, personal representative, assigns and successors in interest of both the respective parties hereto.


                  11. Memorandum of Right of First Refusal. Landlord and Tenant shall execute and deliver to each other an instrument, recordable in form setting forth such information as may be necessary to constitute a "memorandum of right of first refusal" for recording purposes immediately upon execution of this Agreement. Any party, at its expense, shall have the right to record such memorandum of right of first refusal for the purpose of giving notice of Tenant's rights pursuant to this Agreement. This Agreement shall not be recorded.

                  IN  WITNESS  WHEREOF,   the  undersigned  have  executed  this
Agreement as of the date first above written.

                                     LANDLORD:

                                     THE HARTMOOR HOMESTEAD, L.C.


Attest:                              By:
       ----------------------------     ---------------------------------------
Name:                                Name:
       ----------------------------        ------------------------------------
Title:                               Title:
       ----------------------------        ------------------------------------


                                     TENANT:

                                     INTEGRATED LIVING COMMUNITIES
                                       AT WICHITA, INC.


Attest:                              By:
       ---------------------------      ---------------------------------------
Name:                                Name:
       ---------------------------         ------------------------------------
Title:                               Title:
       ---------------------------         ------------------------------------

                                 ACKNOWLEDGMENTS
                                 ---------------

STATE OF KANSAS                         )
                                        ) SS:
COUNTY OF ------------------------------)

          This Option Agreement was  acknowledged  before me on June   ,1996, by
                                                                    --
                        , as                    of The Hartmoor Homestead, L.C.,
- ------------------------    --------------------
a Kansas limited liability company.


                                              ----------------------------------
                                                          Notary Public

                                              My appointment expires:
                                              ----------------------

STATE OF MARYLAND                       )
                                        ) SS:
COUNTY OF ------------------------------)


        This Option Agreement was  acknowledged  before me on June   , 1996, by
                                                                    --
                      ,  as                    of  Integrated Living Communities
- ----------------------     --------------------
at Wichita, Inc., a Delaware corporation.

                                             -----------------------------------
                                                          Notary Public

                                             My appointment expires:
                                             ----------------------

                                    EXHIBIT A

                             DESCRIPTION OF THE LAND